UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
July 2, 2008 (July 1, 2008)
APPROACH RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33801	51-0424817
(State or other jurisdiction of incorporation	(Commission file number)	(I.R.S. employer identification number)
or organization)

One Ridgmar Centre
6500 W. Freeway, Suite 800
Fort Worth, Texas		76116
(Address of principal executive office)		(Zip code)
(817) 989-9000
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On July 1, 2008, the Approach Resources Inc. (the “Company”) issued a press release announcing that it had acquired additional interests, properties, a gathering system and related compression facilities in the Company’s 41,176-acre Ozona Northeast field in Crockett and Schleicher Counties, Texas from J. Cleo Thompson & James Cleo Thompson, Jr. L.P. and certain other sellers (the “Acquisition”). The press release is furnished herewith as Exhibit 99.1.
     Furnished herewith as Exhibit 99.2 is the investor presentation used in connection with the Company’s conference call held on July 2, 2008 regarding the Acquisition.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated July 1, 2008.

99.2	Approach Resources Inc. July 2, 2008 presentation.
     In accordance with General Instruction B.2 of Form 8-K, the information in this current report on Form 8-K, including the attached exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPROACH RESOURCES INC.
By:	/s/ J. Curtis Henderson
J. Curtis Henderson
Executive Vice President and General Counsel

Date: July 2, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated July 1, 2008.

99.2	Approach Resources Inc. July 2, 2008 presentation.